Consolidation Services, Inc.
2300 West Sahara Drive
 Las Vegas, NV 89102

February 11, 2011

United States
Securities and Exchange Commission
100 F. St. NE
Washington, D.C. 20549

Re:	Consolidation Services, Inc.
Form 10-K for the Fiscal Year Ended December 31, 2009
Form 10-Q for the Quarter Ended June 30, 2010
File No. 333-142105

Dear Ms. DiSilvio:

Form 10-Q for the quarterly period ended June 30, 2010

Note 8 – Acquisitions, page 13

1.           We note your response to our prior comment one and conclusion that the April 1, 2010 transaction was a business combination as opposed to an asset acquisition.  In this regard, we note you provided statements of combined revenues and direct operating expenses in lieu of full financial statements for the oil and gas acquired.  Please note request for substitution of statements of revenues and expense for financial statements required pursuant to rule 3-05 of Regulation S-X should be directed to the Office of Chief Accountant for the Division of Corporation Finance.

RESPONSE:

We acknowledge in 2010.4 of the Division of Corporation Finance Financial Reporting Manual - A working interest in an oil and gas property -The staff considers the acquisition of a working interest in an oil and gas property to be a business for reporting purposes. As discussed in Section 2065.7 of the Division of Corporation Finance Financial Reporting Manual - “Statements of Revenues and Direct Expenses – Oil and Gas Properties,” CF-OCA will consider a registrant’s request to provide abbreviated financial statements to satisfy the requirements of S-X 3-05.

Registrants that have succeeded to a revenue producing activity by merger or acquisition, with at least one of the other factors listed above remaining after the acquisition, are encouraged to obtain concurrence from the staff in advance of a filing if they intend to omit financial statements related to the assets and  activity. Registrants may direct requests related to appropriate financial statements of an acquired entity or group of assets to CF-OCA.

Additionally, the Company notes the following:

“According to rule 409 of Regulation C under the 1933 Act and Rule 12b-21 under the 1934 Act provide that required information need to be furnished only if the data are known or reasonably available to the Registrant.  Specifically, Rule 12b-21 indicates that if any required information is known or not reasonably available because it would unreasonably expensive or would take an unreasonable effort to obtain, this information may be omitted so long as the issuer provides as much information as is possible and demonstrates that to provide additional information would entail unreasonable effort or expense.”

The Company assessed the preparation and filing of a full set of financial statements but determined that it would be cost prohibitive and would provide no incremental benefit to investors.

As a result of the above cost/benefit determination and the industry standard practice when oil and gas assets have been purchased or merged we presented combined statements of revenues and operating expenses.  We acknowledge that the Company is encouraged to obtain concurrence from the Staff in advance, and the Company apologizes we did not do so in this case, and will do so in the future.

2.      You state in your proposed disclosure in response to prior comment one that “The Fair Value of the purchase prices based on the third party reserve valuation and the third party equipment appraisal totaled $7,421,910.  Accordingly, the common shares issued and the acquisition was recorded based on the valuation of the assets acquired.”  FASB ASC 805-20-30-1 states the acquirer shall measure the identifiable assets acquired and liabilities assumed at fair value.  We note the equipment appraisal explicitly states it was no performed to estimate current market value but determined the value of when the equipment was purchased.  Further, the amounts of the various reserves in your table summarizing the purchase price allocation are the undiscounted amounts derived from the third party reserve analysis.  We are unclear about how these undiscounted reserve amount and the apparent equipment historical costs represents the fair value in recording the transaction.  Please explain and address in your response how you apply the guidance under FASB ASC 820-10-35 to support your valuation.

RESPONSE:

Attached please find the letter from the equipment appraiser that states the equipment appraisal materially reflects fair value of the equipment (See, Exhibit “A”).   Presently our Reserve Engineer is no longer available and the Company is making arrangements for his replacement.  We are in the process of engaging a new reserve engineer to assist us in completing this part of the comment letter and preparing our 2010 reserve report.

3.      We note your response to prior comment three.  Please expand your response by explaining to us the rights and obligations of the Managing Partner (Leland and Mr. Thompson) with each fund.  Also, please tell us what the termination provisions of the management agreement were between the Managing Partner and each fund.

Per the agreement with the Managing Partner of all 12 funds:

“The Partners hereby agree to engage Leland Energy Inc. (the “Initial Managing Member”), to serve as fiduciary of the Partnership’s funds to ensure that the Partnership’s tax returns are properly completed and filed and Form K-1 furnished to the Partners and coordinate with the Partners the scheduling of the Partner’s meeting.  The Initial Managing Partner shall be obligated to devote its best efforts to the Partnership Business.  The Initial Managing Partner shall act as a managing Partner after election as such by a vote of the Partnership’s Units at the Partnership’s Initial Partnership meeting.”

And, further:

“The Partners recognized that it may be in the best interest of the Partnership and the Partners to facilitate the conduct of day-to-day business and affairs of the Partnership at some point by designating and electing up to three Partners as business managers to be responsible therefore (“Managing Partners”).  Such Managing Partners shall be elected by the Partners upon a vote of the Partnership’s Units.

Also, further:

“REMOVAL OF THE INITIAL MANAING PARTNER.  The other Partners shall have the right to remove the Initial Managing Partners upon a vote of 51% of the Partnership units and to assume the duties of the Initial Managing Partner if the Initial Managing Partner materially fails to carry out his duties.  In the event of such removal of the Initial Managing Partner, there shall be no Managing Partner unless the Partners designate otherwise.

RESPONSE:

In response to the Staffs comments, the Company hereby acknowledge that:

•	The Company is responsible for the adequacy and accuracy of the disclosure in the filing;

•	Staff comments or changes to disclosure in response to staff comments do not foreclose the Commission from taking any action with respect to the filing; and

•	The Company may not assert staff comments as a defense in any proceeding initiated by the Commission or by person under the federal securities laws of the United States.

Sincerely,
.
CONSOLIDATION SERVICES, INC.

/s/ Pamela J. Thompson

Pamela J. Thompson
Chief Financial Officer